UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

KAYAK Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 35604	54-2139807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 North Water Street, Suite 1 Norwalk, CT 06854 Summerville, SC 29485	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 899-3100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On November 8, 2012, KAYAK Software Corporation, a Delaware corporation (“KAYAK”), priceline.com Incorporated, a Delaware corporation (“Priceline”), and Produce Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Priceline (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, KAYAK will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Priceline.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of KAYAK’s Class A common stock and KAYAK’s Class B common stock (collectively, the “KAYAK Stock”), will, at the holder’s election and subject to proration as described below, be converted into the right to receive either (i) $40.00 in cash (the “Cash Consideration”), or (ii) a portion of a share of Priceline common stock, par value $0.008 per share (“Priceline Stock”), equal to the quotient (the “Exchange Ratio”) determined by dividing (A) $40.00 by (B) the Priceline Trading Price, which is the thirty-day aggregate volume-weighted average price per share of Priceline Stock on the NASDAQ Global Select Market, as reported by the Wall Street Journal, for the thirty consecutive trading days ending on the second-to-last full trading day prior to the Closing Date (the “Stock Consideration” and together with the Cash Consideration, referred to herein as the “Merger Consideration”); provided, however, that (x) if the number determined by dividing $40.00 by the Priceline Trading Price is less than or equal to 0.05728, then the Exchange Ratio will be 0.05728, and (y) if the number determined by dividing $40.00 by the Priceline Trading Price is greater than or equal to 0.07001, then the Exchange Ratio will be 0.07001.

The Merger Agreement provides that each holder of KAYAK Stock may elect, as to each share of KAYAK Stock held, to receive either the Cash Consideration (each, a “Cash Election Share”) or the Stock Consideration (each, a “Stock Election Share”), provided that:

(i) if the sum of all Cash Election Shares plus all shares of KAYAK Stock held by dissenting stockholders (such sum, the “Cash Election Number”) exceeds 33% of the shares of KAYAK Stock outstanding as of October 31, 2012 plus 33% of the shares of KAYAK Stock issued thereafter pursuant to the exercise or vesting of KAYAK equity awards outstanding as of the date of the Agreement (the “Target Cash Conversion Number”), then (A) each share as to which no election was timely made (each, a “No Election Share”) and each Stock Election Share will be converted into the Stock Consideration and (B) a portion of the Cash Election Shares of each holder will be converted into the Cash Consideration in an amount equal to (x) the number of Cash Election Shares of such holder multiplied by (y) a fraction, the numerator of which is the Target Cash Conversion Number, and the denominator of which is the Cash Election Number, and each of the remaining Cash Election Shares of such holder shall be converted into the Stock Consideration; and

(ii) if the Cash Election Number is less than the Target Cash Conversion Number (such shortfall, the “Shortfall Number”), then

(A) each Cash Election Share will be converted into the Cash Consideration, and

(B) if the Shortfall Number is less than or equals the total number of No Election Shares, then (1) each Stock Election Share will be converted into the Stock Consideration and (2) the number of No Election Shares of each holder thereof that will be converted into Cash Consideration shall be equal to (i) the number of No Election Shares of such holder multiplied by (ii) a fraction, the numerator of which is the Shortfall Number and the denominator of which is the total number of No Election Shares, and each of the remaining No Election Shares of such holder shall be converted into the Stock Consideration, and

(C) if the Shortfall Number exceeds the total number of No Election Shares, then (1) each No Election Share will be converted into the Cash Consideration, and (2) the number of Stock Election Shares of each holder thereof that will be converted into Cash Consideration will be equal to (i) the number of Stock Election Shares of such holder multiplied by (ii) a fraction, the numerator of which is the amount by which the Shortfall Number exceeds the aggregate number of No Election Shares, and the denominator of which is the aggregate number of Stock Election Shares, and the remaining Stock Election Shares of such holder shall be converted into the Stock Consideration.

The Merger was unanimously approved by the respective Boards of Directors of KAYAK and Priceline and the Board of Directors of KAYAK recommended that KAYAK’s stockholders approve the proposed transaction. The Merger is subject to (i) KAYAK stockholder approval, (ii) the effectiveness of a Form S-4 registration statement to be filed by Priceline, (iii) regulatory clearances, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (iv) other customary closing conditions.

The Merger Agreement contains certain termination rights for both KAYAK and Priceline and further provides that, upon termination of the Merger Agreement under certain circumstances, KAYAK may be obligated to pay Priceline a termination fee of $52.7 million.

Completion of the Merger is anticipated to occur in early 2013, although there can be no assurance the Merger will occur within the expected timeframe or at all.

The Merger Agreement contains customary covenants, representations and warranties. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. The Merger Agreement contains representations and warranties that the parties thereto made to the other parties thereto as of specific dates and subject to certain exceptions. The assertions embodied in the representations and warranties in the Merger Agreement were made solely for purposes of the contracts among the respective parties, and each may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of KAYAK, Priceline or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by KAYAK.

This description of the Merger Agreement is not complete and is qualified in its entirety by the Merger Agreement filed hereto as Exhibit 2.1 and incorporated herein by reference.

A special meeting of KAYAK’s stockholders will be held as soon as practicable after the preparation and mailing of the joint proxy statement/prospectus to be included in the registration statement on Form S-4 to be filed by Priceline to register the shares of Priceline stock issuable in connection with the proposed transaction with the Securities and Exchange Commission and the subsequent mailing to KAYAK’s stockholders. The joint proxy statement/prospectus is expected to be mailed as promptly as practicable after the effectiveness of this registration statement.

Item	2.02. Results of Operations and Financial Condition.

On November 8, 2012, KAYAK issued a press release announcing its financial results for the quarter ended September 30, 2012. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information, including the applicable portions of Exhibit 99.1 attached hereto, in this Item 2.02 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01. Regulation FD Disclosure.

On November 8, 2012, KAYAK issued a combined press release announcing earnings for the third quarter ended September 30, 2012 and KAYAK’s entry into the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information, including the applicable portions of Exhibit 99.1 attached hereto, in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Use of Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between Priceline and KAYAK, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the combined company and any other statements regarding Priceline’s or KAYAK’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology) should also be considered forward-looking statements. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Priceline’s or KAYAK’s results of operations or financial condition. Accordingly, actual results may differ materially from those expressed in any forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of stockholder approval, the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate KAYAK’s operations into those of Priceline; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or clients) may be greater than expected following the transaction; the retention of certain key employees of KAYAK may be difficult; Priceline and KAYAK are subject to intense competition and increased competition is expected in the future; the volatility of the economy; and the other factors described in Priceline’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 filed with the SEC, and KAYAK’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 filed with the SEC and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 to be filed with the SEC. Priceline and KAYAK assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Participants in Solicitation

KAYAK, Priceline and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from KAYAK’s stockholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the KAYAK’s directors and executive officers is contained in KAYAK’s final prospectus for its initial public offering (File No. 333-170640), which was filed with the Securities and Exchange Commission, or the SEC, on July 20, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing KAYAK’s website at www.kayak.com and clicking on the “About” link and then clicking on the “Investor Relations” link and “SEC Filings”. As of November 8, 2012, KAYAK’s directors and officers, collectively, beneficially owned approximately 28,824,262 shares, or 70.4%, of the KAYAK’s Class A and Class B common stock, which represents 77.9 % voting power. Additional information regarding the interests of the participants in the solicitation of proxies in connection with the transaction will be included in the Proxy Statement/Prospectus described below. Information regarding Priceline’s executive officers and directors is contained in Priceline’s definitive proxy statement filed with the SEC on April 24, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Priceline’s website at www.priceline.com and clicking on the “Investor Relations” link and then clicking on the “Financial Information” link.

Additional Information and Where to Find It

This press release relates to a proposed transaction between KAYAK and Priceline, which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by Priceline. This press release is not a substitute for the registration statement and joint proxy statement/prospectus that Priceline will file with the SEC or any other documents that KAYAK or Priceline may file with the SEC or send to stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the registration statement, joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.

Investors and security holders will be able to obtain free copies of the registration statement, joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KAYAK or Priceline through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus from KAYAK by contacting KAYAK Software Corporation, 55 North Water Street, Suite 1, Norwalk, CT 06854, Attn: Corporate Secretary or by calling (203) 899-3100.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc.

Exhibit 99.1	KAYAK Software Corporation Press Release, dated November 8, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYAK SOFTWARE CORPORATION
(Registrant)

Date: November 8, 2012

/s/ Melissa H. Reiter
(Signature)
Name: Melissa H. Reiter
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc.

Exhibit 99.1	KAYAK Software Corporation Press Release, dated November 8, 2012